SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

PROVIDENT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-37504	45-3231576
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 834-8555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 20, 2018, The Provident Bank (the "Bank"), the wholly owned subsidiary of Provident Bancorp, Inc. (the "Company"), adopted amendments to the employment agreements (the "Agreements") with each (1) David P. Mansfield, Chief Executive Officer of the Bank; (2) Charles F. Withee, President and Chief Lending Officer of the Bank; and (3) Carol L. Houle, Chief Financial Officer of the Bank (collectively, the "Executive Officers").

Each Agreement was amended to clarify the notice procedures for termination for good reason (as such term is defined in the Agreements).  Further, each Agreement was amended so that if the Executive Officer's employment is terminated other than at or following a change in control (as such term is defined in the Agreements) (and with twenty-four months or less on the remaining term, for Mr. Mansfield), the severance benefit shall be reduced from the existing terms severance benefit and shall equal (i) the Executive Officer's annual base salary, and (ii) the Executive Officer's average annual bonus for the preceding three years, that would have been paid through the remaining term.  No other material changes were made to the Agreements.

The foregoing description does not purport to be complete and it is qualified in its entirety to reference to the amendments that are attached hereto as Exhibits 10.1, 10.2, and 10.3 of this Form 8-K, and are incorporated by reference.

Item 9.01   Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No. Exhibit Description

10.1	First Amendment to Employment Agreement with David P. Mansfield

10.2	First Amendment to Employment Agreement with Charles F. Withee

10.3	First Amendment to Employment Agreement with Carol L. Houle

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.
DATE: December 24, 2018	By:	/s/ David P. Mansfield
David P. Mansfield
President and Chief Executive Officer